                                    PIONEER
                            The one to remember(SM).



                                    PIONEER
                                    INTEREST
                                     SHARES


                                     ANNUAL
                                     REPORT
                                    12/31/01




                                [LOGO] PIONEER
                                       Investments(R)
                                ---------------------
                                One goal. Yours(SM).

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the President                                     1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               4
      Schedule of Investments                                       7
      Financial Statements                                         13
      Notes to Financial Statements                                17
      Report of Independent Public Accountants                     21
      Results of Shareowner Meeting                                22
      Trustees, Officers and Service Providers                     23
      Retirement Plans From Pioneer                                28

  PIONEER'S NEW
  PRESIDENT
  Daniel T. Geraci recently joined Pioneer as President of Pioneer Investment Management, Inc., the arm of Pioneer responsible for managing our mutual fund portfolios and U.S. business interests.
  Earlier, Mr. Geraci served as a senior executive at Fidelity Investments and at Midland Walwyn Capital of Toronto (now Merrill Lynch Canada). He began his career with E.F. Hutton and Company.
  "Serving shareowners' interests has always been Pioneer's core value," Mr. Geraci said. "Today, we are redoubling our efforts to earn our customers' continued confidence as we pass through these challenging times."

     PIONEER INTEREST SHARES
--------------------------------------------------------------------------------
     LETTER FROM THE PRESIDENT 12/31/01
     DEAR SHAREOWNERS,
   -----------------------------------------------------------------------------
     I'm very pleased to be writing to you for the first time in my new role as president of Pioneer. I welcome this opportunity to offer a few thoughts as we move into what we all hope will be a more upbeat year for our nation.

     Americans have always been a resilient
     people, as evidenced by the tremendous
     surge of national unity that followed the terrorist attacks. That same resilient spirit can be seen in the historic capacity of our securities markets to regain their footing after disruptive events, a pattern that was repeated over the last months of 2001. At year-end, the markets seemed to be forecasting an end to the current recession, based on the belief that the combination of low interest rates and last year's tax relief measures can have a sizeable, positive impact on the economy.

     As part of the tax relief package,
     expanded contribution limits are now in
     effect for most retirement savings
     programs. For example, starting with the 2002 tax year, you can contribute up to $3,000 to an IRA, a big boost over the longstanding $2,000 limit. There are also broader contribution opportunities for participants in other retirement plans, including 401(k)s and 403(b)s. In addition, those age 50 and older may be able to make additional, "catch-up" contributions. With April 15 approaching, the time is ripe to fund last year's IRA, if you haven't yet done so. Your financial professional can help you decide which type of IRA - Roth or traditional - and which Pioneer funds might best suit your retirement needs.

     Since the 1928 introduction of Pioneer Fund, our flagship fund, we have maintained a singular focus on making sound investment decisions for our shareowners. Today, Pioneer is part of a global financial enterprise, with access to more investment information and resources than at any time in our history - state-of-the-art tools that we use daily to manage our funds with your goals in mind.

     For the latest information about Pioneer funds, as well as timely, informative articles on investing, I invite you to visit us at www.pioneerfunds.com. And to review how your portfolio now stands in light of your personal objectives, please contact your financial professional. The value of an advisor is never more evident than in times like these.

     Thank you for your continued business. Everyone here at Pioneer truly appreciates it.

     Respectfully,

     /s/Daniel T. Geraci
     Daniel T. Geraci
     Pioneer Investment Management, Inc.

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     PORTFOLIO SUMMARY 12/31/01

     PORTFOLIO QUALITY
   -----------------------------------------------------------------------------
    (As a percentage of total investment portfolio)

U.S. GOVERNMENT AGENCY AND
TREASURY OBLIGATIONS                   AA                   A                  BBB                 BB               B & LOWER
--------------------------             --                   -                  ---                 --               ---------
39                                    2.00                12.00               28.00               9.00                10.00

     PORTFOLIO MATURITY
   -----------------------------------------------------------------------------
    (Effective life as a percentage of total investment portfolio)

1-3 YEARS                                    3-4 YEARS              4-6 YEARS              6-8 YEARS               8+ YEARS
---------                                    ---------              ---------              ---------               --------
20.2                                           21.20                  21.70                  18.10                  18.80

     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
    (As a percentage of debt holdings)

        1.  U.S. Treasury Bonds, 8.125%, 8/15/19                          4.57%
        2.  Federal National Mortgage Association, 7.0%, TBA 30 YRS.      4.47
        3.  Federal National Mortgage Association, 6.5%, 12/1/31          3.63
        4.  USX Corp., 9.375%, 2/15/12                                    3.26
        5.  U.S. Treasury Notes, 6.25%, 8/15/23                           3.19
        6.  Colorado Interstate Gas Co., 10.0%, 6/15/05                   2.53
        7.  Coastal Corp., 9.625%, 5/15/12                                2.53
        8.  Government National Mortgage Association, 7.0%, 7/15/29       2.46
        9.  Bowater, Inc., 9.375%, 12/15/21                               2.38
       10.  Hanna (M.A.) Co., 9.375%, 9/15/03                             2.37

     Fund holdings will vary for other periods.

     PIONEER INTEREST SHARES

   -----------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/01

    SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------

            NET ASSET VALUE
               PER SHARE                 12/31/01     12/31/00
                                         $12.33     $12.36
             MARKET PRICE
               PER SHARE                 12/31/01     12/31/00
                                         $11.400    $11.250
        DISTRIBUTIONS PER SHARE
(12/31/00 - 12/31/01)                    INCOME     SHORT-TERM     LONG-TERM
                                         DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                                         $0.870           -              -

    INVESTMENT RETURNS
--------------------------------------------------------------------------------

    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Interest Shares, compared to the growth of the Lehman Brothers Government/Credit Index and the Lehman Brothers Aggregate Bond Index.

                                                                                 LEHMAN BROTHERS             LEHMAN BROTHERS
                                                PIONEER INTEREST SHARES*     GOVERNMENT/CREDIT INDEX      AGGREGATE BOND INDEX
                                                ------------------------     -----------------------      --------------------
12/31/91                                                10000.00                    10000.00                    10000.00
12/31/92                                                10798.00                    10740.20                    10758.10
                                                        11833.00                    11787.30                    11944.90
                                                        11443.00                    11443.50                    11525.80
12/31/95                                                13429.00                    13557.60                    13743.70
                                                        14254.00                    14049.80                    14142.60
                                                        15838.00                    15406.20                    15522.60
12/31/98                                                16961.00                    16744.60                    16993.10
                                                        16627.00                    16606.90                    16628.10
                                                        17876.00                    18537.60                    18598.80
12/31/01                                                18787.00                    20103.00                    20180.10

AVERAGE ANNUAL TOTAL RETURNS
(As of December 31, 2001)

 PERIOD      NET ASSET     MARKET
               VALUE       PRICE*
10 Years       6.51%        5.65%
5 Years        5.68         4.95
1 Year         6.92         9.13

* When net asset value (NAV) is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.


The Lehman Brothers Aggregate Bond Index is a market value-weighted measure of Treasury and agency issues, corporate bond issues and mortgage-backed securities. The Lehman Brothers Government/Credit Index is an unmanaged measure of the U.S. bond market composed of the Lehman Brothers Government Index and the Lehman Brothers Credit Index. The Lehman Brothers Government/Credit Index is split into three composites: Aggregate, Intermediate (maturities up to 10 years) and Long-Term Maturities (of 10 years and greater). Only the Aggregate Index has market values. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Indices. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

     PIONEER INTEREST SHARES
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/01
--------------------------------------------------------------------------------

The year 2001 was mixed period for investing in corporate bonds, as the terrorist attacks of September 11 may have postponed hopes for an early recovery from the economic slowdown that persisted throughout the year. In the following discussion, Kenneth J. Taubes details the factors that influenced Pioneer Interest Shares' performance during the year. Mr. Taubes, head of Pioneer's Fixed Income Group, oversees the team responsible for daily management of Pioneer Interest Shares.

Q:  HOW DID PIONEER INTEREST SHARES PERFORM DURING 2001?

A: The Fund continued to deliver a generous dividend yield while posting a positive total return. On December 31, 2001, the Fund's current yield was 7.37%, based on market price. The most recent quarterly distribution of 21 cents per share was paid on December 31. During the 12 months, the Fund generated a total return of 6.92% at net asset value and 9.13% at market price. This compares to the 8.50% return of the Lehman Brothers Government/Credit Index, which is less influenced by the performance of corporate securities than the Fund. Total return calculations assume the reinvestment of all distributions.

Q:  WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE YEAR?

A: A positive environment for corporate bonds early in 2001, especially higher-quality securities, helped support Fund performance during the first part of the fiscal year. These trends continued until September 11, when the terrorist attacks increased investor anxiety. Bonds with credit risk fell into disfavor as investors became increasingly risk-averse amid worries that the economic slump would be prolonged. As bonds with credit risk fell in price, their yields rose and the spread -- or difference in yields -- between corporate bonds and Treasuries widened. The worst performers among domestic securities during this period tended to be those with the greatest perceived credit risks -- lower-rated, high-yield corporate bonds. However, late in 2001, both investment-grade and high-yield corporate bonds appeared to stage a comeback, gaining in price as evidence accumulated suggesting that the recession might be approaching its bottom.

    During the year, the Federal Reserve moved aggressively to stop the emerging economic slump by injecting liquidity into the markets through reductions in short-term interest rates. The Fed cut short-term rates 11 times, by a total of 4.75 percentage points. As a result, the difference between the yields of short-term and long-term rates steepened during the year, as short-term rates fell while long-term rates remained relatively stable. Short-to-intermediate

     PIONEER INTEREST SHARES
--------------------------------------------------------------------------------

    term maturities tended to have better relative returns than longer-maturity securities during the year.

Q:  WHAT WERE YOUR PRINCIPAL STRATEGIES, AND HOW DID THEY AFFECT PERFORMANCE?

A: We maintained an emphasis on corporate bonds and mortgage securities throughout 2001, with the greatest weighting in the corporate sector. Corporates offered a yield premium over government securities and, we believe, greater total return potential over the long-term. At the end of the fiscal year, on December 31, 2001, domestic corporate securities accounted for about 61% of investments, including 19.5% of net assets in lower-rated, high-yield corporate bonds. About 31% of investments were invested in mortgage securities, and about 8% in U.S. Treasuries. While high-yield securities were the worst performing sector of the domestic market, our high-yield investments performed relatively well. We had good security selection, and performance was helped by our decision to underweight the poorly performing telecommunications industry. Nevertheless, the fact that we had a greater high-yield weighting than the benchmark Lehman Brothers Government/Credit Index was a primary factor in the Fund's underperformance relative to the index. At the end of the fiscal year, average credit quality was A.

    Consistent with our long-term strategy, we do remain close to the benchmark index in interest-rate sensitivity. In a year in which shorter maturity portfolios did well, our decision to remain focused on longer-maturity intermediates (in the seven-to-10 year range) caused performance to lag those portfolios that emphasized short-to-intermediate maturities. However, the yield advantage of the longer-maturity securities became more pronounced as the year progressed. At the end of the fiscal year, average maturity was
    10.56 years.

Q:  HOW WAS THE FUND'S SECURITY SELECTION DURING THE YEAR?

A: Our security selection was good throughout the year. The Fund's retail holdings, for example, tended to do well even though the retail sector as a whole performed poorly. Shopko was a good example of a retail bond that did well for the Fund. Other contributors to performance included Kellogg, the diversified food manufacturer best known for its cereals, and Stone Container, a packaging company. Airline holdings such as United Airlines performed poorly in the immediate aftermath of September 11, although they started to stabilize in value late in the fiscal year.

Q:  WHAT IS YOUR OUTLOOK?

A: We think corporate bonds have a good opportunity to perform well in 2002. Their yields are attractive compared to those of both Treasury securities and

     PIONEER INTEREST SHARES
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/01  (CONTINUED)

    short-term fixed income investments, and their prices should respond positively to any increase in economic growth.

    Corporate bonds started to outperform Treasuries toward the end of 2001, and we think this trend should persist, especially in the second half of 2002. We expect to continue to focus on corporate bonds and mortgage-backed securities that offer the potential for both good price performance and excellent income in the current low-yield environment. Overall, we are optimistic about the opportunities in the new year.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 12/31/01

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                              VALUE
                           CORPORATE BONDS - 60.6%
                           BASIC MATERIALS - 13.1%
                           CHEMICALS - 0.4%
$  350,000   BB/BA3        Lyondell Petrochemical Co., 9.875%, 5/1/07           $   351,750
                                                                                -----------
                           CHEMICALS (DIVERSIFIED) - 0.7%
   700,000   B/B2          Huntsman ICI Chemicals, 10.125%, 7/1/09              $   672,000
                                                                                -----------
                           CHEMICALS (SPECIALTY) - 3.4%
 2,000,000   BBB/Baa2      Hanna (M.A.) Co., 9.375%, 9/15/03                    $ 2,162,500
   950,000   BBB+/BAA1     Ferro Corp., 9.125%, 1/1/09                              977,313
                                                                                -----------
                                                                                $ 3,139,813
                                                                                -----------
                           CONTAINERS & PACKAGING (PAPER) - 1.6%
   325,000   BBB-/Baa3     Abitibi-Consolidated, Inc., 6.95%, 12/15/06          $   323,270
   500,000   BBB/Baa2      Champion International Corp., 7.15%, 12/15/27            472,500
   600,000   B/B2          Stone Container, 9.75%, 2/1/11                           637,500
                                                                                -----------
                                                                                $ 1,433,270
                                                                                -----------
                           IRON & STEEL - 3.3%
 2,500,000   BBB+/Baa1     USX Corp., 9.375%, 2/15/12                           $ 2,971,875
                                                                                -----------
                           PAPER & FOREST PRODUCTS - 3.7%
   455,000   BBB-/Baa3     Abitibi-Consolidated, Inc., 6.95%, 4/1/08            $   450,450
 2,000,000   BBB/Baa3      Bowater, Inc., 9.375%, 12/15/21                        2,172,500
   850,000   BB-/B1        FiberMark Inc., 10.75%, 4/15/11                          765,000
                                                                                -----------
                                                                                $ 3,387,950
                                                                                -----------
                           TOTAL BASIC MATERIALS                                $11,956,658
                                                                                -----------
                           COMMUNICATION SERVICES - 2.3%
                           CELLULAR/WIRELESS TELECOMMUNICATIONS - 1.0%
 1,000,000   B/B3          Crown Castle International Corp., 9.5%, 8/1/11       $   917,500
                                                                                -----------
                           TELECOMMUNICATIONS (LONG DISTANCE) - 1.3%
   400,000   B-/B3         SBA Communications Corp., 12.0%, 3/1/08              $   300,000
   900,000   BBB+/A3       Worldcom, Inc., 7.5%, 5/15/11                            925,875
                                                                                -----------
                                                                                $ 1,225,875
                                                                                -----------
                           TOTAL COMMUNICATION SERVICES                         $ 2,143,375
                                                                                -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 12/31/01                           (CONTINUED)

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                              VALUE
                           CONSUMER CYCLICALS - 6.4%
                           AUTO PARTS & EQUIPMENT - 0.4%
$  325,000   BB+/Ba1       Lear Corp., 7.96%, 5/15/05                           $   329,469
                                                                                -----------
                           BUILDING MATERIALS - 1.6%
   650,000   B/B2          NCI Building Systems, Inc., 9.25%, 5/1/09            $   633,750
   850,000   B+/B1         Nortek Inc., 9.125%, 9/1/07                              862,750
                                                                                -----------
                                                                                $ 1,496,500
                                                                                -----------
                           LODGING-HOTELS - 1.0%
 1,000,000   BBB-/Baa3     Hilton Hotels, 7.62%, 5/15/08                        $   953,750
                                                                                -----------
                           PUBLISHING (NEWSPAPERS) - 1.2%
 1,170,000   A-/Baa1       Harcourt General Inc., 7.3%, 8/1/97                  $ 1,070,550
                                                                                -----------
                           RETAIL (DEPARTMENT STORES) - 1.1%
 1,180,000   BBB-/Ba2      Penny (J.C.) & Co.                                   $ 1,008,900
                                                                                -----------
                           RETAIL (DISCOUNTERS) - 1.1%
 1,500,000   B+/B2         Shopko Stores, Inc., 9.25%, 3/15/22                  $ 1,020,000
                                                                                -----------
                           TOTAL CONSUMER CYCLICALS                             $ 5,879,169
                                                                                -----------
                           CONSUMER STAPLES - 8.4%
                           DISTRIBUTORS (FOOD & HEALTH) - 1.8%
   375,000   B-/B3         Fisher Scientific International Inc., 9.0%, 2/1/08   $   384,375
   350,000   B-/B3         Fisher Scientific International Inc., 9.0%, 2/1/08       358,750
   960,000   B/B3          Wesco Distribution Inc., 9.125%, 6/1/08                  892,800
                                                                                -----------
                                                                                $ 1,635,925
                                                                                -----------
                           ENTERTAINMENT - 4.1%
   250,000   B/B3          Premier Parks, Inc., 9.75%, 6/15/07                  $   253,750
 1,500,000   BBB+/Baa1     Time Warner, Inc., 9.15%, 2/1/23                       1,792,920
 1,500,000   A-/A3         Viacom Inc., 7.875%, 7/30/30                           1,657,500
                                                                                -----------
                                                                                $ 3,704,170
                                                                                -----------
                           FOODS - 2.5%
   900,000   BBB/Baa2      Kellogg Co., 6.6%, 4/1/11                            $   924,750
   500,000   BB+/Ba2       Smithfield Foods, 8.0%, 10/15/09 (144A)                  515,000
   950,000   BBB/Baa3      Tyson Foods, Inc., 7.0%, 1/15/28                         837,188
                                                                                -----------
                                                                                $ 2,276,938
                                                                                -----------
                           TOTAL CONSUMER STAPLES                               $ 7,617,033
                                                                                -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                              VALUE
                           ENERGY - 3.8%
                           OIL & GAS (DRILLING & EQUIPMENT) - 1.5%
$  500,000   BB-/Ba3       Key Energy, 8.375%, 3/1/08                           $   505,000
    85,000   B+/B1         Parker Drilling Co., 9.75%, 11/15/06                     184,075
   700,000   A-/Baa2       Transocean Sedco Forex, 6.625%, 4/15/11                  686,875
                                                                                -----------
                                                                                $ 1,375,950
                                                                                -----------
                           OIL & GAS (PRODUCTION/EXPLORATION) - 2.3%
 1,000,000   BB/Ba3        EOTT Energy Partners LP, 11.0%, 10/1/09              $   990,000
 1,100,000   BBB-/Baa3     Pure Resources Inc., 7.125%, 6/15/11                   1,056,000
                                                                                -----------
                                                                                $ 2,046,000
                                                                                -----------
                           TOTAL ENERGY                                         $ 3,421,950
                                                                                -----------
                           FINANCIALS - 10.4%
                           BANKS (MAJOR REGIONAL) - 1.2%
 1,000,000   A/A2          Suntrust Banks, 7.75%, 5/1/10                        $ 1,096,250
                                                                                -----------
                           BANKS (MONEY CENTER) - 2.2%
 1,100,000   A/Aa3         BankAmerica, 7.4%, 1/15/11                           $ 1,179,750
   750,000   A+/A2         Tyco Capital Corp., 7.125%, 10/15/04                     794,063
                                                                                -----------
                                                                                $ 1,973,813
                                                                                -----------
                           CONSUMER FINANCE - 4.9%
 1,000,000   BB+/BAA3      Capital One Financial Corp., 7.125%, 8/1/08          $   927,500
 1,050,000   BBB+/A2       Ford Motor Credit Co., 9.14%, 12/30/14                 1,126,125
 1,725,000   BBB+/A2       General Motors Acceptance Corp., 8.0%, 11/1/31         1,755,188
   700,000   BBB+/Baa1     Qwest Capital Funding, 7.25%, 2/15/11                    682,500
                                                                                -----------
                                                                                $ 4,491,313
                                                                                -----------
                           FINANCIAL (DIVERSIFIED) - 2.1%
   940,000   BB-/Ba3       Forest City Enterprises, 8.5%, 3/15/08               $   921,200
 1,000,000   A/A2          Household Finance Corp., 6.4%, 06/17/08                  992,500
                                                                                -----------
                                                                                $ 1,913,700
                                                                                -----------
                           TOTAL FINANCIALS                                     $ 9,475,076
                                                                                -----------
                           HEALTH CARE - 1.8%
                           HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 1.8%
 1,000,000   BBB/Baa3      Beckman Instruments, Inc., 7.05%, 6/1/26             $ 1,082,500
   500,000   B/B2          Bio-Rad Laboratories, Inc., 11.625%, 2/15/07             553,750
                                                                                -----------
                                                                                $ 1,636,250
                                                                                -----------
                           TOTAL HEALTH CARE                                    $ 1,636,250
                                                                                -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 12/31/01                           (CONTINUED)

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                              VALUE
                           TECHNOLOGY - 3.4%
                           COMMUNICATIONS EQUIPMENT - 0.9%
$  564,000   B+/Ba3        L-3 Communication Holdings Corp., 8.5%, 5/15/08      $   587,265
   300,000   BB-/Ba3       Lucent Technologies Inc., 5.5%, 11/15/08                 231,000
                                                                                -----------
                                                                                $   818,265
                                                                                -----------
                           COMPUTER (HARDWARE) - 0.5%
   425,000   BBB+/BAA1     Sun Microsystems Inc., 7.65%, 8/15/09                $   431,375
                                                                                -----------
                           ELECTRONICS (SEMICONDUCTORS) - 0.9%
   850,000   B/B2          Fairchild Semiconductors, 10.375%, 10/1/07           $   886,125
                                                                                -----------
                           SERVICES (COMPUTER SYSTEMS) - 1.1%
 1,000,000   A/A2          Computer Sciences Corp., 6.25%, 3/15/09              $   992,500
                                                                                -----------
                           TOTAL TECHNOLOGY                                     $ 3,128,265
                                                                                -----------
                           TRANSPORTATION - 2.7%
                           AIRLINES - 2.7%
 2,000,000   BB-/Ba2       AMR Corp., 9.88%, 6/15/20                            $ 1,732,500
   515,000   B/B2          United Air Lines, 10.25%, 7/15/21                        336,038
   500,000   B/B2          United Air Lines, 10.67%, 5/1/04                         376,875
                                                                                -----------
                                                                                $ 2,445,413
                                                                                -----------
                           TOTAL TRANSPORTATION                                 $ 2,445,413
                                                                                -----------
                           UTILITIES - 8.3%
                           ELECTRIC COMPANIES - 2.3%
   300,000   BB/BA3        CMS Energy Corp., 7.5%, 1/15/09                      $   293,625
   950,000   BBB-/Baa3     Great Lakes Power Inc., 8.3%, 3/1/05                     980,875
   800,000   BBB/Baa2      NiSource Finance Corp., 7.875%, 11/15/10                 828,000
                                                                                -----------
                                                                                $ 2,102,500
                                                                                -----------
                           NATURAL GAS - 5.1%
 2,000,000   BBB/BAA2      Coastal Corp., 9.625%, 5/15/12                       $ 2,304,560
 2,000,000   BBB+/Baa1     Colorado Interstate Gas Co., 10.0%, 6/15/05            2,307,500
                                                                                -----------
                                                                                $ 4,612,060
                                                                                -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                              VALUE
                           POWER PRODUCERS (INDEPENDENT) - 0.9%
$  500,000   BB/Ba1        AES Corp., 8.875%, 2/15/11                           $   440,000
   500,000   B+/Ba2        AES Corp., 8.375%, 8/15/07                               405,000
                                                                                -----------
                                                                                $   845,000
                                                                                -----------
                           TOTAL UTILITIES                                      $ 7,559,560
                                                                                -----------
                           TOTAL CORPORATE BONDS
                           (Cost $55,040,329)                                   $55,262,749
                                                                                -----------
                           U.S. GOVERNMENT AGENCY AND TREASURY OBLIGATIONS - 39.0%
   684,919                 Federal Home Loan Bank, 7.0%, 11/1/30                $   698,398
 1,076,881                 Federal Home Loan Mortgage Corp., 6.5%, 4/15/28        1,057,239
 4,000,000                 Federal National Mortgage Association, 7.0%, TBA
                           30YRS                                                  4,072,500
 8,445,948                 Federal National Mortgage Association, 6.5%,
                           1/1/31 - 10/1/31                                       8,462,482
 2,000,000                 Federal National Mortgage Association, 7.0%,
                           12/1/31                                                2,040,000
    44,852                 Federal National Mortgage Association, 8.0%, 7/1/30       46,997
 3,878,684                 Government National Mortgage Association II, 6.5%,
                           5/20/28 - 8/20/31                                      3,882,298
   206,529                 Government National Mortgage Association, 6.5%,
                           5/15/29                                                  207,625
 5,309,842                 Government National Mortgage Association, 7.0%,
                           8/15/28 - 3/15/31                                      5,432,338
 1,046,167                 Government National Mortgage Association, 7.5%,
                           11/15/29                                               1,085,064
   950,000                 Government National Mortgage Association, 6.5%, TBA
                           30YRS                                                    954,336
 3,300,000                 U.S. Treasury Bonds, 8.125%, 8/15/19                   4,166,481
   500,000                 U.S. Treasury Notes, 5.0%, 8/15/01                       498,750
 2,750,000                 U.S. Treasury Notes, 6.25%, 8/15/23                    2,911,123
                                                                                -----------
                           TOTAL U.S. GOVERNMENT AGENCY AND TREASURY
                           OBLIGATIONS
                           (Cost $34,997,878)                                   $35,515,631
                                                                                -----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     SCHEDULE OF INVESTMENTS 12/31/01                           (CONTINUED)

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                              VALUE
                           MUNICIPAL BONDS - 0.4%
                           GOVERNMENT SECURITY - 0.4%
$  400,000   A/Aa3         Tobacco Settlement Authority Iowa, 6.79%, 6/1/10     $   396,133
                                                                                -----------
                           TOTAL MUNICIPAL BONDS
                           (Cost $400,000)                                          396,133
                                                                                -----------
                           TOTAL INVESTMENT IN SECURITIES - 100%
                           (Cost $90,438,207)(a)(b)(c)                          $91,174,513
                                                                                -----------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933.
     Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 2001, the value of these securities amounted to $515,000 or 0.56% of total net assets.

(a) At December 31, 2001, the net unrealized gain on investments based on cost for federal income tax purposes of $90,977,570 was as follows:

   Aggregate gross unrealized gain for all investments in which there is an
   excess of value over tax cost                                                 $ 2,642,631

   Aggregate gross unrealized loss for all investments in which there is an
   excess of tax cost over value                                                  (2,445,688)
                                                                                  ----------
   Net unrealized gain                                                           $   196,943
                                                                                  ----------

(b) At December 31, 2001, the Fund had a net capital loss carryforward of 11,818,166 which will expire between 2002 and 2009 if not utilized

(c) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally plus/minus 2.5%) principal and no definite maturity date period.
    The actual principal amount and maturity date will be determined on upon settlement when the specific mortgage pools are assigned.

(d) The Fund elected to defer approximately $290,537 of capital losses recognized between
    November 1, 2001 and December 31, 2001 to its fiscal year ending December 31, 2002.
Purchases and sales of securities (excluding temporary cash investments) for the year ended
December 31, 2001 were as follows:

                                                               PURCHASES       SALES
                                                               24,718,626    23,770,469
Long-term U.S. Government
                                                               24,413,175    23,380,053
Other Long-term Securities

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     BALANCE SHEET 12/31/01

  ASSETS:
     Investment in securities, at value (cost $90,438,207)        $ 91,174,513
     Cash                                                            3,769,750
     Receivables --
        Interest                                                     1,404,108
     Other                                                               2,476
                                                                  ------------
           Total assets                                           $ 96,350,847
                                                                  ------------
  LIABILITIES:
     Payables
        Investment securities purchased                           $  5,042,759
     Due to affiliates                                                  50,108
     Accrued expenses                                                   64,943
                                                                  ------------
           Total liabilities                                      $  5,157,810
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $103,104,797
     Accumulated net investment loss                                  (385,925)
     Accumulated net realized loss on investments                  (12,262,141)
     Net unrealized gain on investments                                736,306
                                                                  ------------
           Total net assets                                       $ 91,193,037
                                                                  ============
  NET ASSET VALUE PER SHARE:
  (50,000,000 shares authorized)
     7,395,027 fund shares outstanding                            $      12.33
                                                                  ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     STATEMENT OF OPERATIONS
     FOR THE YEAR ENDED 12/31/01

 INVESTMENT INCOME:
    Interest                                                                    $7,105,928
                                                                                ----------
 EXPENSES:
    Management fees                                              $578,345
    Transfer agent fees                                            64,559
    Administrative fees                                            37,474
    Custodian fees                                                 34,555
    Printing                                                       58,377
    Professional fees                                              26,709
    Fees and expenses of nonaffiliated trustees                    18,154
    Miscellaneous                                                  30,969
                                                                 --------
          Total expenses                                                        $  849,142
                                                                                ----------
                Net expenses                                                    $  849,142
                                                                                ----------
                Net investment income                                           $6,256,786
                                                                                ----------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                            $ (746,104)
    Change in net unrealized gain on investments                                   735,659
                                                                                ----------
       Net loss on investments                                                  $  (10,445)
                                                                                ----------
       Net increase in net assets resulting from operations                     $6,246,341
                                                                                ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     STATEMENTS OF CHANGES IN NET ASSETS
     FOR THE YEARS ENDED 12/31/01 AND 12/31/00

                                                               YEAR ENDED    YEAR ENDED
                                                                12/31/01      12/31/00
 FROM OPERATIONS:
 Net investment income                                         $6,256,786    $ 6,899,419
 Net realized loss on investments                                (746,104)    (2,847,914)
 Change in net unrealized gain (loss) on investments              735,659      2,585,566
                                                               -----------   -----------
    Net increase in net assets resulting from operations       $6,246,341    $ 6,637,071
                                                               -----------   -----------
 DISTRIBUTIONS TO SHAREOWNERS:
 Net investment income ($0.87 and $0.93 per share
   respectively)                                               $(6,433,667)  $(6,877,365)
                                                               -----------   -----------
    Total distributions to shareowners                         $(6,433,667)  $(6,877,365)
                                                               -----------   -----------
 FROM FUND SHARE TRANSACTIONS:
 Reinvestment of distributions                                 $       --    $        --
                                                               -----------   -----------
    Net decrease in net assets                                 $ (187,326)   $  (240,294)
                                                               -----------   -----------
 NET ASSETS:
 Beginning of year                                             91,380,363     91,620,657
                                                               -----------   -----------
 End of year (including accumulated undistributed net
  investment income (loss) of $(385,925) and $78,084,
  respectively)                                                $91,193,037   $91,380,363
                                                               ===========   ===========

                                         '01 SHARES    '01 AMOUNT    '00 SHARES    '00 AMOUNT
 Reinvestment of distributions                    --   $       --             --   $        --
                                         -----------   -----------   -----------   -----------
    Net increase                                  --   $       --             --   $        --
                                         ===========   ===========   ===========   ===========

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                               12/31/01     12/31/00     12/31/99     12/31/98     12/31/97
Net asset value, beginning of year                             $ 12.36      $ 12.39      $ 13.62      $  13.74     $  13.40
                                                               -------      -------      -------      --------     --------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.85      $  0.93      $  0.96      $   1.04     $   1.06
 Net realized and unrealized gain (loss) on investments          (0.01)       (0.03)       (1.24)        (0.12)        0.36
                                                               -------      -------      -------      --------     --------
 Net increase (decrease) from investment operations            $  0.84      $  0.90      $ (0.28)     $   0.92     $   1.42
Distributions to shareowners:
 Net investment income                                           (0.87)       (0.93)       (0.95)        (1.04)       (1.07)
 In excess of net investment income                                 --           --           --            --        (0.01)
                                                               -------      -------      -------      --------     --------
Net increase (decrease) in net asset value                     $ (0.03)     $ (0.03)     $ (1.23)     $  (0.12)    $   0.34
                                                               -------      -------      -------      --------     --------
Net asset value, end of year                                   $ 12.33      $ 12.36      $ 12.39      $  13.62     $  13.74
                                                               =======      =======      =======      ========     ========
Market value, end of year                                      $11.400      $11.250      $10.250      $ 13.563     $ 14.000
Total return*                                                     9.13%       19.49%      (17.96)%        4.66%       17.83%
Ratio of net expenses to average net assets+                      0.92%        0.79%        0.88%         0.80%        0.87%
Ratio of net investment income to average net assets+             6.76%        7.55%        7.28%         7.53%        7.81%
Portfolio turnover rate                                             52%          48%          59%           51%          27%
Net assets, end of year (in thousands)                         $91,193      $91,380      $91,621      $100,567     $101,192
Ratios assuming no reduction for fees paid indirectly:
 Net expenses                                                     0.92%        0.79%        0.88%         0.80%        0.87%
 Net investment income                                            6.76%        7.55%        7.28%         7.53%        7.81%

*
Assumes initial investment at market value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at market value
at the end of each period.
+
Ratios assuming no reduction for fees paid indirectly.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

     PIONEER INTEREST SHARES
     NOTES TO FINANCIAL STATEMENTS 12/31/01

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Interest Shares (the Fund), a Delaware business trust, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to provide interest income.

    The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

      Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Market discount and premium is accreted or amortized daily for financial reporting purposes (See Note 5.). Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

    B. FEDERAL INCOME TAXES

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment

     PIONEER INTEREST SHARES
     NOTES TO FINANCIAL STATEMENTS 12/31/01                      (CONTINUED)

      income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      The tax character of distributions paid during the year ended December 31, 2001 and 2000 were as follows:

                                                        2001         2000
         DISTRIBUTIONS PAID FROM:
           Ordinary Income                           $6,433,667   $6,877,365
           Long-Term capital gain                            --           --
                                                     ----------   ----------
                                                     $6,433,667   $6,877,365
           Return of capital                         $       --   $       --
                                                     ----------   ----------
                                  Total              $6,433,667   $6,877,365

      The following shows components of distributable earnings on a federal income tax basis at December 31, 2001. These amounts do not include the capital loss carryforward:

                                                                      2001
         Undistributed ordinary income                              $     --
         Undistributed long-term gain                                     --
         Unrealized appreciation                                     196,943
                                                                    --------
                                  Total                             $196,943

      The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

      At December 31, 2001, the Fund reclassified $185,319 and $7,298 to accumulated net investment loss from accumulated net realized loss on investments and paid in capital, respectively. This reclassification has no impact on the net asset value and is designed to present the Fund's capital accounts on a tax basis.

    C. DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

      All shareowners of the Fund are eligible to participate in the Dividend and Distribution Reinvestment Plan (the Plan). Under the Plan, participants will receive all dividends and distributions in full and fractional shares of the Fund in lieu of cash when shares are trading at or above net asset value. When shares are trading below net asset value, dividends and distributions will be paid in cash. When the Fund declares dividends or distributions, the number of shares to be credited to a participant's account or the cash to be

     PIONEER INTEREST SHARES

      distributed to a participant, determined as of the close of business of the New York Stock Exchange on the Dividend Valuation Date, is computed as follows: (a) if the last sales price of shares of the capital stock of the Fund is at or above net asset value, the Fund will issue new full and fractional shares (computed to three decimals) of capital stock at the greater of net asset value or 95% of such last sales price, to be credited to the participant's account; or (b) if the last sales price of shares of the capital stock of the Fund is below the net asset value, the Agent will distribute the dividends or distributions to the participant in cash. There are no brokerage or service fees chargeable to participants in the Plan; however, this Plan may be amended in the future to impose a service charge. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends and distributions paid in any taxable year. Dividends and distributions to shareowners are recorded as of the Dividend Valuation Date.

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano). Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $50 million and 0.50% of the excess over $50 million.

    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 2001, $50,221 was payable to PIM related to management fees, administrative fees and certain other services.

    3. TRANSFER AGENT

    Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano, through a sub-transfer agency agreement with ChaseMellon Shareholder Services, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $113 in transfer agent fee due from PIMSS at December 31, 2001.

    4. EXPENSE REDUCTIONS

    The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 2001, the Fund's expenses were not reduced under such arrangements.

     PIONEER INTEREST SHARES
     NOTES TO FINANCIAL STATEMENTS 12/31/01                      (CONTINUED)

    5. CHANGE IN ACCOUNTING PRINCIPLE

    Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not accrete discounts or amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $479,745 reduction in cost of securities and a corresponding $479,745 increase in net unrealized gains based on securities held by the Fund on January 1, 2001.

    The effect of this change for the year ended December 31, 2001, was to decrease net investment income by $78,495, decrease change in net unrealized gains by $93,820 and increase net realized loss by $172,315. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

     TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF
     PIONEER INTEREST SHARES:
   -----------------------------------------------------------------------------
     We have audited the accompanying balance sheet of Pioneer Interest
     Shares (the Fund), including the schedule of investments, as of December 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Interest Shares as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

     ARTHUR ANDERSEN LLP

     Boston, Massachusetts
     February 15, 2002

     PIONEER INTEREST SHARES
     RESULTS OF SHAREOWNER MEETING

   On October 2, 2001, Pioneer Interest Shares held its annual meeting of shareowners to elect trustees and to select an independent accountant. Both proposals passed by shareowner vote. Here are the detailed results of the votes.

   PROPOSAL 1 - TO ELECT TRUSTEES.

         NOMINEE        AFFIRMATIVE   WITHHELD
      M.K. Bush          6,071,812     90,421
      J.F. Cogan, Jr.    6,077,744     84,489
      Dr. R. H. Egdahl   6,078,144     84,089
      M.B.W. Graham      6,072,559     89,674
      M.A. Piret         6,072,850     89,383
      S.K. West          6,074,947     87,286
      J. Winthrop        6,072,838     89,395

   PROPOSAL 2 -- TO SELECT ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS.

      AFFIRMATIVE   AGAINST  ABSTAIN
       5,977,030    143,410  41,793

     PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
   INVESTMENT ADVISER
   Pioneer Investment Management, Inc.

   CUSTODIAN
   Brown Brothers Harriman & Co.

   INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP

   PRINCIPAL UNDERWRITER
   Pioneer Funds Distributor, Inc.

   LEGAL COUNSEL
   Hale and Dorr LLP

   SHAREOWNER SERVICES AND TRANSFER AGENT
   Pioneer Investment Management Shareholder Services, Inc.

   TRUSTEES AND OFFICERS

   The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 59 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston Massachusetts 02109.

      --------------------------------------------------------------------------------
      INTERESTED TRUSTEES
         NAME, AGE AND ADDRESS       POSITION HELD    TERM OF OFFICE/LENGTH OF SERVICE
      John F. Cogan, Jr. (75)*      Chairman of the   Trustee since 1993.
                                    Board, Trustee    Serves until retirement or
                                    and President     removal.

      * Mr. Cogan is an interested trustee because he is an officer or director of the
        Fund's investment advisor and certain of its affiliates.
      --------------------------------------------------------------------------------
      Daniel T. Geraci (44)**       Trustee and       Trustee since October, 2001.
                                    Executive Vice    Serves until retirement or
                                    President         removal.

      ** Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

      --------------------------------------------------------------------------------
      INDEPENDENT TRUSTEES
         NAME, AGE AND ADDRESS       POSITION HELD    TERM OF OFFICE/LENGTH OF SERVICE
      Mary K. Bush (53)             Trustee           Trustee since 1997.
      4201 Cathedral Avenue, NW,                      Serves until retirement or
      Washington, DC, 20016                           removal.

      --------------------------------------------------------------------------------
      Richard H. Egdahl, M.D. (75)  Trustee           Trustee since 1993.
      Boston University Healthcare                    Serves until retirement or
      Entrepreneurship Program,                       removal.
      53 Bay State Road,
      Boston, MA 02215

      --------------------------------------------------------------------------------
      Margaret B.W. Graham (54)     Trustee           Trustee since 1993.
      1001 Sherbrooke Street West,                    Serves until retirement or
      Montreal, Quebec, Canada                        removal.

      ------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS HELD
      Deputy Chairman and a Director of Pioneer    Director of Harbor Global Company, Ltd.
      Global Asset Management S.p.A. (PGAM);
      Non-Executive Chairman and a Director of
      Pioneer Investment Management USA Inc.
      (PIM-USA); Chairman and a Director of
      Pioneer; President of all of the Pioneer
      Funds; and Of Counsel (since 2000, Partner
      prior to 2000), Hale and Dorr LLP (counsel
      to PIM-USA and the Pioneer Funds)
      ------------------------------------------------------------------------------------
      Director and CEO-US of PGAM since November   None
      2001; Director, Chief Executive Officer and
      President of PIM-USA since October 2001;
      Director of Pioneer Funds Distributor, Inc.
      and Pioneer Investment Management
      Shareholder Services, Inc. since October
      2001; President and a Director of Pioneer
      and Pioneer International Corporation since
      October 2001; Executive Vice President of
      all of the Pioneer Funds since October
      2001; President of Fidelity Private Wealth
      Management Group from 2000 through October
      2001; and Executive Vice
      President-Distribution and Marketing of
      Fidelity Investments Institutional Services
      and Fidelity Investments Canada Ltd. prior
      to 2000

      ------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS HELD
      President, Bush & Co. (international         Director and/or Trustee of Brady
      financial advisory firm)                     Corporation (industrial identification
                                                   and specialty coated material products
                                                   manufacturer), Mastec Inc.
                                                   (communications and energy
                                                   infrastructure), Mortgage Guaranty
                                                   Insurance Corporation, R.J. Reynolds
                                                   Tobacco Holdings, Inc. (tobacco) and
                                                   Student Loan Marketing Association
                                                   (secondary marketing of student loans)
      ------------------------------------------------------------------------------------
      Alexander Graham Bell Professor of Health    None
      Care Entrepreneurship, Boston University;
      Professor of Management, Boston University
      School of Management; Professor of Public
      Health, Boston University School of Public
      Health; Professor of Surgery, Boston
      University School of Medicine; University
      Professor, Boston University
      ------------------------------------------------------------------------------------
      Founding Director, The Winthrop Group, Inc.  None
      (consulting firm); Professor of Management,
      Faculty of Management, McGill University

      --------------------------------------------------------------------------------
      INDEPENDENT TRUSTEES
         NAME, AGE AND ADDRESS       POSITION HELD    TERM OF OFFICE/LENGTH OF SERVICE
      Marguerite A. Piret (53)      Trustee           Trustee since 1993.
      One Boston Place, 26th                          Serves until retirement or
      Floor,                                          removal.
      Boston, MA 02108

      --------------------------------------------------------------------------------
      Stephen K. West (73)          Trustee           Trustee since 1993.
      125 Broad Street,                               Serves until retirement or
      New York, NY 10004                              removal.

      --------------------------------------------------------------------------------
      John Winthrop (65)            Trustee           Trustee since 1993.
      One North Adgers Wharf,                         Serves until retirement or
      Charleston, SC 29401                            removal.

      --------------------------------------------------------------------------------
      FUND OFFICERS
         NAME, AGE AND ADDRESS       POSITION HELD    TERM OF OFFICE/LENGTH OF SERVICE
      Joseph P. Barri (55)          Secretary         Since 1993.
                                                      Serves at the discretion of
                                                      Board.
      --------------------------------------------------------------------------------
      Dorothy E. Bourassa (54)      Assistant         Since November, 2000.
                                    Secretary         Serves at the discretion of
                                                      Board.

      --------------------------------------------------------------------------------
      Vincent Nave (56)             Treasurer         Since November, 2000.
                                                      Serves at the discretion of
                                                      Board.

      --------------------------------------------------------------------------------
      Luis I. Presutti (36)         Assistant         Since November, 2000.
                                    Treasurer         Serves at the discretion of
                                                      Board.

      --------------------------------------------------------------------------------
      John F. Daly III (36)         Assistant         Since November, 2000.
                                    Treasurer         Serves at the discretion of
                                                      Board.

      ------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS HELD
      President, Newbury, Piret & Company, Inc.    Director, Organogenesis Inc. (tissue
      (merchant banking firm)                      engineering company)

      ------------------------------------------------------------------------------------
      Of Counsel, Sullivan & Cromwell (law firm)   Director, Dresdner RCM Global Strategic
                                                   Income Fund, Inc. and The Swiss
                                                   Helvetia Fund, Inc. (closed-end
                                                   investment companies), AMVESCAP PLC
                                                   (investment managers) and First ING
                                                   Life Insurance Company of New York
      ------------------------------------------------------------------------------------
      President, John Winthrop & Co., Inc.         Director of NUI Corp. (energy sales,
      (private investment firm)                    services and distribution)

      ------------------------------------------------------------------------------------
      PRINCIPAL OCCUPATION DURING PAST FIVE YEARS         OTHER DIRECTORSHIPS HELD
      Partner, Hale and Dorr LLP; Secretary of     None
      all of the Pioneer Funds
      ------------------------------------------------------------------------------------
      Secretary of PIM-USA; Senior Vice            None
      President-Legal of Pioneer; and Secretary/
      Clerk of most of PIM-USA's subsidiaries
      since October 2000; Assistant Secretary of
      all of the Pioneer Funds since November
      2000; Senior Counsel, Assistant Vice
      President and Director of Compliance of
      PIM-USA from April 1998 through October
      2000; Vice President and Assistant General
      Counsel, First Union Corporation from
      December 1996 through March 1998
      ------------------------------------------------------------------------------------
      Vice President-Fund Accounting and Custody   None
      Services of Pioneer (Manager from September
      1996 to February 1999); and Treasurer of
      all of the Pioneer Funds (Assistant
      Treasurer from June 1999 to November 2000)
      ------------------------------------------------------------------------------------
      Assistant Vice President-Fund Accounting,    None
      Administration and Custody Services of
      Pioneer (Fund Accounting Manager from 1994
      to 1999); and Assistant Treasurer of all of
      the Pioneer Funds since November 2000
      ------------------------------------------------------------------------------------
      Global Custody and Settlement Division
      Manager of PIM-USA; and Assistant Treasurer
      of all of the Pioneer Funds since November
      2000

     RETIREMENT PLANS FROM PIONEER

    Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.



    INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

    TRADITIONAL IRA*

    For anyone under age 70 1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.



    ROTH IRA*

    Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.



    EMPLOYER-SPONSORED PLANS



    401(k) PLAN*

    Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.



    SIMPLE IRA PLAN*

    The Savings Incentive Match Plan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

    * Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

    403(b) PLAN*

    Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.



    SEP-IRA

    The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 15% of income, while maintaining complete contribution flexibility each year.



    PROFIT SHARING PLAN

    Companies can decide each year whether -- and how much -- to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.



    AGE-BASED PROFIT SHARING PLAN

    Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.



    MONEY PURCHASE PENSION PLAN (MPP)

    Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.



    DEFINED BENEFIT PENSION PLAN

    Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

    Most retirement plan withdrawals must meet specific conditions to avoid penalties.

    * Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

      HOW TO CONTACT PIONEER

   We are pleased to offer a variety of convenient ways for you to contact ChaseMellon for assistance or information.

    YOU CAN CALL CHASEMELLON SHAREHOLDER SERVICES FOR:

    ACCOUNT INFORMATION                                    1-800-288-9541

    TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)           1-800-231-5469

    OR WRITE TO CHASEMELLON SHAREHOLDER SERVICES:

      FOR                                          WRITE TO
      General inquiries, lost dividend checks      P.O. Box 3315
                                                   South Hackensack, NJ
                                                   07606-1915

      Change of address, account consolidation     P.O. Box 3316
                                                   South Hackensack, NJ
                                                   07606-1916

      Lost stock certificates                      P.O. Box 3317
                                                   South Hackensack, NJ
                                                   07606-1917

      Stock transfer                               P.O. Box 3312
                                                   South Hackensack, NJ
                                                   07606-1912

      Dividend reinvestment plan (DRIP)            P.O. Box 3338
                                                   South Hackensack, NJ
                                                   07606-1938

[Pioneer Logo]

PIONEER INVESTMENT MANAGEMENT, INC.                                11060-00-0202

60 STATE STREET                                G PIONEER FUNDS DISTRIBUTOR, INC.

BOSTON, MASSACHUSETTS 02109                  UNDERWRITER OF PIONEER MUTUAL FUNDS

WWW.PIONEERFUNDS.COM                      RECYCLE LOGO PRINTED ON RECYCLED PAPER